UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 18, 2025

Verint Systems Inc.

(Exact name of registrant as specified in its charter)

001-34807

(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

225 Broadhollow Road

Melville, New York 11747

(Address of principal executive offices, with zip code)

(631) 962-9600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Verint Systems Inc., a Delaware corporation (“Verint” or the “Company”), held on November 18, 2025 (the “Special Meeting”), Verint’s stockholders voted to adopt the Agreement and Plan of Merger, dated as of August 24, 2025 (the “Merger Agreement”), by and among Verint, Calabrio, Inc., a Delaware corporation (“Parent”), and Viking Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Verint (the “Merger”), with Verint surviving the Merger as a wholly owned subsidiary of Parent.

As of the close of business on October 14, 2025, the record date for the Special Meeting (the “Record Date”), there were (i) 60,594,610 shares of common stock, par value of $0.001 per share, of Verint (“Common Stock”) issued and outstanding entitled to vote at the Special Meeting and (ii) 200,000 shares of Series A convertible preferred stock, par value $0.001 per share, of Verint (“Series A Preferred Stock”) and 200,000 shares of Series B convertible preferred stock, par value $0.001 per share, of Verint (“Series B Preferred Stock” and, together with Series A Preferred Stock, “Preferred Stock”) issued and outstanding and entitled to vote at the Special Meeting. Each share of Series A Preferred Stock owned at the close of business on the Record Date was entitled to approximately 28 votes and each share of Series B Preferred Stock owned at the close of business on the Record Date was entitled to approximately 20 votes. Accordingly, as of the Record Date, shares of Common Stock and Preferred Stock representing approximately 70,181,755 votes were issued and outstanding. At the Special Meeting, the holders of a total of 48,640,128 shares of Common Stock and all of the shares of Preferred Stock, representing 83.0% of the votes, were represented virtually or by proxy, constituting a quorum.

At the Special Meeting, Verint’s stockholders considered (i) a proposal to adopt the Merger Agreement (the “Merger Proposal”) and (ii) a proposal to approve, on a non-binding, advisory basis, a resolution on specified compensation that may be paid or become payable to Verint’s named executive officers in connection with the Merger (the “Compensation Proposal”). The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to approve the Merger Proposal at the time of the Special Meeting was not voted on at the Special Meeting because there were sufficient votes to approve the Merger Proposal at the Special Meeting. A more complete description of each proposal is set forth in Verint’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2025.

The results with respect to the Merger Proposal and the Compensation Proposal are set forth below.

1. The Merger Proposal

Approval of the Merger Proposal required the affirmative vote of the holders of a majority of the voting power of the outstanding Common Stock and Preferred Stock, voting together as a single class, as of the close of business on the Record Date.

The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Merger Proposal was approved by the requisite votes of Verint’s stockholders:

Votes For	Votes Against	Abstentions
57,960,883	257,891	8,498

2. The Compensation Proposal

Approval of the Compensation Proposal required the affirmative vote of the holders of a majority of the voting power of the outstanding Common Stock and Preferred Stock, voting together as a single class, present virtually or represented by proxy at the Special Meeting and entitled to vote on the Compensation Proposal.

The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Compensation Proposal was approved by the requisite vote of Verint’s stockholders:

Votes For	Votes Against	Abstentions
48,314,025	9,834,444	78,803

Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s current beliefs, as well as assumptions made by, and information currently available to, the Company, all of which are subject to change. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals; (iii) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business relationships, operating results and business generally; (v) risks that the proposed Merger disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed Merger; (vii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (xiii) unexpected costs, charges or expenses resulting from the proposed Merger; (ix) the ability of Parent to obtain financing for the proposed Merger; (x) litigation relating to the proposed Merger that has and could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xiii) other risks described in the Company’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2025 and subsequent filings. No list or discussion of risks or uncertainties should be considered a complete statement of all potential risks and uncertainties. Unlisted or unknown factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the proposed Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future events or otherwise, should circumstances change, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2025

VERINT SYSTEMS INC.

By:	/s/ Peter Fante
Name:	Peter Fante
Title:	Chief Administrative Officer